Exhibit 10.16

CONFIDENTIAL TREATMENT REQUESTED

REINSTATEMENT AGREEMENT AND

SIXTH AMENDMENT TO LICENSE AGREEMENT

THIS REINSTATEMENT AGREEMENT AND SIXTH AMENDMENT TO LICENSE AGREEMENT (this “Reinstatement and Sixth Amendment”), effective February 8, 2011, is by and among:

Angiotech Pharmaceuticals (US), Inc., a corporation organized and existing under the laws of the State of Washington, with principal offices at North Bend, WA (“Angiotech US”);

Angiodevice International GmbH, a corporation organized and existing under the laws of Switzerland, with principal offices at Dammstrasse 19, Postfach, CH-6301 Zug, Switzerland (“Angiodevice”); and

Histogenics Corporation, a corporation organized and existing under the laws of the State of Delaware (formerly under the laws of Massachusetts), with principal offices at 830 Winter Street, 3rd Floor, Waltham, MA 02451 (formerly at 100 Hospital Road, Malden, MA 02148) (“Histogenics”).

WITNESSETH

WHEREAS, Angiotech Biomaterials Corp. (“Biomaterials”), Angiodevice and Histogenics entered into that certain License Agreement, effective as of May 12, 2005, pursuant to which Biomaterials and Angiodevice licensed to Histogenics the right to use certain domestic and foreign patents, patent applications and know how relating to the manufacture and use of CT3 (the “Original License Agreement”), copy of which is attached hereto;

WHEREAS, effective as of November 4, 2005, all of the assets of Biomaterials were sold to Angiotech US and Biomaterials was wound up;

WHEREAS, in connection with such sale of assets, Biomaterials assigned the Original License Agreement to Angiotech US and Angiotech US assumed all rights and obligations of Biomaterials under the Original License Agreement as if it were the original party thereto;

WHEREAS, Angiotech US, Angiodevice and Histogenics entered into an Amendment to License Agreement, dated as of August 31, 2007, a Second Amendment to License Agreement, dated as of January 1, 2008, a Third Amendment to License Agreement dated as of April 15, 2008, a Fourth Amendment to License Agreement, dated as of November 1, 2008, and a Fifth Amendment to License Agreement, dated as of August 6, 2010 (the “Fifth Amendment”; and the Original License Agreement, as amended by the foregoing amendments, the “Agreement”);

WHEREAS, pursuant to Section 3.2 of the Agreement, Histogenics elected to convert the Histogenics License to one of exclusivity by making full payment of the Exclusivity Payment pursuant to Section 3.2(a)(ii) of the Agreement, but failed to make the Revenue Share Reduction Payment prior to **** pursuant to Section 3.2(a)(iii) of the Agreement;

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

WHEREAS, Angiodevice, Angiotech US and Histogenics entered into the Fifth Amendment to extend the deadline for Histogenics to make the Revenue Share Reduction Payment to ****, to extend the deadline specified in Section 4.1 of the Agreement for ****, and to amend certain other provisions of the Agreement, including adding provisions relating to a potential sublicensing transaction between Histogenics and a certain sublicensee;

WHEREAS, because the potential sublicensing transaction with such sublicensee was not completed, Histogenics was not able to make the Revenue Share Reduction Payment by the extended deadline and, therefore, the deadline for ****;

WHEREAS, because Histogenics did not ****, Angiotech issued to Histogenics on January 19, 2011 a notice of termination of the Agreement for material breach pursuant to Section 8.2(a) (the “Termination Notice”), which notice specified a termination date of February 18, 2011 (the “Termination Date”);

WHEREAS, Angiotech US, Angiodevice and Histogenics have determined that it is in their best interests to enter into this Reinstatement and Sixth Amendment to provide for reinstatement of the Agreement under certain conditions and, in the event such conditions are met, to amend certain provisions of the reinstated Agreement; and

WHEREAS, Angiotech US has ****;

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Angiodevice, Angiotech US and Histogenics hereby agree as follows:

1. Definitions. Capitalized terms used in this Reinstatement and Sixth Amendment shall have the meaning given to them in the Agreement unless they are otherwise defined herein.

2. Reinstatement of the Agreement.

2.1 Angiodevice, Angiotech US and Histogenics acknowledge that the Agreement shall terminate as of the Termination Date. However, if no later than ****, Histogenics has fulfilled all of the following: (a) closed a bona fide financing of Histogenics with net proceeds to Histogenics of at least **** (the “Qualified Financing”); (b) paid to Angiotech one million dollars ($1,000,000) (the “Reinstatement Fee”); and (c) paid to Angiotech fifty thousand dollars ($50,000) (the “Annual Patent Fee”); then on the date that Histogenics fulfills the requirements of the last of (a), (b) and (c) (the “Reinstatement Date”), the Termination Notice shall be treated as if it were never given, the Agreement shall be deemed to have continuously been in full force and effect from the Termination Date to the Reinstatement Date, and the Agreement shall continue thereafter in accordance with its terms.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

2.2 If the Agreement is reinstated pursuant to Section 2.1 of this Reinstatement and Sixth Amendment, Angiotech hereby agrees not to ****. Angiotech hereby acknowledges that in the event that the Agreement were rejected pursuant to section 365 of the Bankruptcy Code, Histogenics would be entitled to the benefit of section 365(n) of the Bankruptcy Code and elect to either retain its rights under the Agreement or treat such contract as terminated pursuant and subject to such provision of the Bankruptcy Code.

3. Amendment to the Reinstated Agreement. The following amendments shall become effective as of the Reinstatement Date:

3.1 Sections 1.2, 1.5, 1.7, 1.10, 1.11, 1.12, 1.13, 1.16, 1.20, and 1.22 of the Fifth Amendment are hereby deleted in their entirety. Any sections of the Agreement amended by such sections of the Fifth Amendment shall revert to the language as it existed prior to the Fifth Amendment.

3.2 Section 1 of the Agreement is hereby amended by adding the following new definition of “Royalty Term”:

“Royalty Term” means, on a country by country and product by product basis, for each Eligible Product for a particular country in the Territory, the period commencing on the First Commercial Sale of such Eligible Product in such country and ending upon the date that is the last to occur of the following: ****.

3.3 The new language added to Section 3.1 of the Agreement by Section 1.8 of the Fifth Amendment is hereby amended and restated in its entirety as follows:

“As further consideration for the Histogenics License, Histogenics shall pay to Angiotech (a) three million dollars ($3,000,000) within thirty (30) days after Histogenics receives Regulatory Approval from the FDA for an Eligible Product, and (b) the Annual Patent Fee described in Section 2.1(c) of the Reinstatement and Sixth Amendment plus an additional fifty thousand dollars ($50,000) on each of the three following anniversaries of the Qualified Financing (for an aggregate payment of two hundred thousand dollars ($200,000) pursuant to this Section 3.1(b)). For the avoidance of doubt, receipt of such Regulatory Approval by a permitted sublicensee shall trigger Histogenics’ obligation to make the payment described in Section 3.1(a).”

3.4 Section 3.2(a)(iii) of the Agreement is hereby amended and restated in its entirety to state as follows:

“(iii) The “Revenue Share Reduction Payment” means an aggregate payment of **** as follows: (A) the ****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

**** Reinstatement Fee described in Section 2.1(b) of the Reinstatement and Sixth Amendment, plus (B) **** paid to Angiotech in six (6) equal quarterly installments of ****, with the first such quarterly payment to be made to Angiotech within ****. If Histogenics pays to Angiotech the full Revenue Share Reduction Payment according to the payment schedule described above, Histogenics shall thereafter be required to pay to Angiotech **** of Net Sales of those Eligible Products that contain living human cartilage cells and **** of Net Sales of those Eligible Products that do not contain living human cartilage cells. The payments of a percentage of Net Sales of Eligible Products as determined in this Section 3.2(a) shall be referred to herein as the “Revenue Share”. Any failure to make a payment describe in (B) above on or before the applicable deadline will be considered a material breach of this Agreement as that term is used in Section 8.2(a).”

3.5 Section 3.2(b) of the Agreement is hereby amended and restated in its entirety to state as follows:

“(b) Obligation to pay Revenue Share. The obligation on Histogenics to pay a Revenue Share to Angiotech for a given Eligible Product in a given country as provided for in this Article 3 begins upon the First Commercial Sale for such Eligible Product in such country and ends at the end of the Royalty Term for such Eligible Product in such country. Histogenics shall make the first payment of Revenue Share to Angiotech after the end of the Calendar Quarter in which the First Commercial Sale of an Eligible Product in any country in the Territory occurs with the timing of such payment as described in Section 3.5.”

3.6 Section 4.1 of the Agreement is hereby amended and restated in its entirety to state as follows:

****

3.7 Section 8.1 of the Agreement is hereby amended and restated in its entirety to state as follows:

“8.1 The term of this Agreement shall, subject to the early termination provisions specifically provided for herein, begin on the Effective Date and end upon the earlier of (a) thirty (30) years, and (b) the expiration of all royalty payment obligations’ hereunder.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

4. Miscellaneous

4.1 Entire Agreement; Certification of Agreement. Except as specifically otherwise amended, as set forth herein, the Agreement shall continue in full force and effect.

4.2 Counterparts. This Reinstatement and Sixth Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures of the parties hereto will have the same effect as original signatures. In making proof of this Reinstatement and Sixth Amendment, it shall not be necessary to produce or account for more than one such counterpart.

[Signature Page Follows]

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties have caused this Reinstatement and Sixth Amendment to be executed and delivered by the respective duly authorized officers as of the date first set forth above.

ANGIOTECH PHARMACEUTICALS (US), INC.			ANGIODEVICE INTERNATIONAL GmbH

By:	/s/ ****		By:	/s/ ****
	Name:	****		Name:	****
	Title:	****		Title:	****
	Date:	February 8, 2011		Date:	February 8, 2011

HISTOGENICS CORPORATION

By:	/s/ F. Ken Andrews
	Name:	F. Ken Andrews
	Title:	President & CFO
	Date:	February 10, 2011

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.